UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2019

Proto Labs, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Moonhie K. Chin to the Board of Directors. On July 31, 2019, the Board of Directors (the “Board”) of Proto Labs, Inc. (the “Company”) elected Moonhie K. Chin as a member of the Board, effective August 1, 2019, to provide digital platform experience to the Company's technology-enabled manufacturing model. The size of the Board was increased to eight in connection with Ms. Chin's election.

From 1989 to 2019, Ms. Chin served in multiple key leadership positions with Autodesk, Inc., most recently as the Senior Vice President of Digital Platform and Experience. Autodesk, Inc. is a global leader in design, construction, and entertainment software with more than 200 million customers. Ms. Chin’s expertise extends to general management, business model transformation from perpetual license to subscription, digital platforms, extracting business insights from advanced analytics, global multi-channel models, global customer support and operations, strategic planning, and corporate governance. Prior to joining Autodesk, Inc., Ms. Chin was employed at General Electric Company. Ms. Chin graduated from the Columbia University School of Engineering and Applied Sciences in 1981 with a Bachelor of Science degree and graduated from Rensselaer Polytechnic Institute in 1985 with a Master of Science degree.

Ms. Chin will be compensated for her service on the Board pursuant to the Company’s Non-Employee Director Compensation Program, a description of which is included in the Company’s Definitive Proxy Statement for its 2019 annual meeting of shareholders, filed with the SEC on April 5, 2019. Other than as described herein, there are no arrangements or understandings between Ms. Chin and any other persons pursuant to which Ms. Chin was elected as a director of the Company. Ms. Chin has no direct or indirect material interest in any currently proposed transaction in which the Company is to be a participant and the amount involved exceeds $120,000, nor has Ms. Chin had a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

A press release, dated August 2, 2019, announcing Ms. Chin’s election as a director is furnished, but not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

(e) Victoria M. Holt Amended and Restated Executive Employment Agreement. On August 1, 2019, the Company entered into an Amended and Restated Executive Employment Agreement (the “Employment Agreement”) with Victoria M. Holt, the Company’s President and Chief Executive Officer. Ms. Holt’s employment with Company is at will and her employment may be unilaterally terminated by her or the Company at any time for any reason, subject to the terms of the Employment Agreement.

The material changes from Ms. Holt’s original Executive Employment Agreement, dated February 6, 2014, are as follows:

●	As further described below, the equity vesting provisions have been revised to address the treatment of performance-based equity awards.

●	As further described below, the Employment Agreement now includes a “best net benefit” provision with regard to any “parachute payments” under Section 280G of the Internal Revenue Code.

●

The trigger for a voluntary resignation by Ms. Holt for good reason has been revised to focus on a material reduction in Ms. Holt’s total compensation, rather than a material reduction in any single component thereof.

●	The period for a termination due to disability has been increased from 90 days to 120 days.

Pursuant to the Employment Agreement, Ms. Holt will receive an initial annual base salary of $530,450 and will be eligible for an annual target cash incentive bonus payment of 100% of her base salary.

Ms. Holt will be eligible for an annual equity grant on terms and conditions that are comparable to those applicable to grants made to other senior executives of the Company. The value of Ms. Holt’s annual equity grant is expected to be $800,000 for each year during the term of the Employment Agreement.

If the Company voluntarily terminates Ms. Holt’s employment without cause (and other than as a result of her death or disability) or if she resigns for good reason, provided that Ms. Holt complies with certain conditions (including execution of a general waiver and release of claims in favor of the Company), then she will be entitled to certain benefits pursuant to the Employment Agreement. If Ms. Holt’s employment with the Company terminates during the term of the Employment Agreement and prior to any change in control or within any 18-month period following a change in control (the “Transition Period”), and if the termination is without cause (other than as a result of death or disability) or for good reason (a “Qualifying Termination”), then, subject to certain conditions:

●

the Company will pay Ms. Holt an amount equal to one times her annualized base salary in substantially equal installments in accordance with the Company’s regular payroll practices over the 12-month period immediately following the termination date, subject to limited exceptions;

●	the Company will pay Ms. Holt an amount equal to one times her target annual cash incentive bonus for the calendar year in which her employment with the Company terminates, payable in a lump sum;

●

the Company will pay its share of premiums due for Ms. Holt and her eligible dependents for the first 12 months of coverage under Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) if elected by Ms. Holt; and

●

if Ms. Holt has any unvested equity-based awards as of the termination date, a pro rata portion of any unvested awards scheduled to vest on the next anniversary of the grant date will vest immediately based on the number of equity-based awards that would have vested as of the next anniversary assuming Ms. Holt remained employed through the anniversary, the number of days Ms. Holt was employed by the Company during the then-current vesting year and the number of days in a year. For performance-based awards, the number of additional shares that will vest as a result of such pro rata vesting will be determined by multiplying the total number of additional shares that would otherwise have been determined to have been earned had Ms. Holt remained employed through the end of the applicable performance period by a fraction, the numerator of which is the number of days Ms. Holt was employed by the Company during the performance period and the denominator of which is the number of days in the performance period.

If a change in control occurs during the term of the Employment Agreement and Ms. Holt’s termination date occurs during the Transition Period, and if the termination is a Qualifying Termination, then, subject to certain conditions:

●

the Company will pay Ms. Holt an amount equal to two times her annualized base salary in substantially equal installments in accordance with the Company’s regular payroll practices over the 24-month period immediately following the termination date, subject to limited exceptions;

●	the Company will pay Ms. Holt an amount equal to two times her target annual cash incentive bonus for the calendar year in which her employment with the Company terminates, payable in a lump sum;

●	the Company will pay its share of premiums due for Ms. Holt and her eligible dependents for the first 18 months of coverage under COBRA if elected by Ms. Holt; and

●

if Ms. Holt has any unvested equity-based awards as of the termination date, all such unvested awards will vest immediately on Ms. Holt’s termination date. In the case of performance-based awards, the number of shares subject to such accelerated vesting shall be based on a determination by the Board of the degree to which any performance-based vesting conditions will be deemed satisfied.

If Ms. Holt’s termination date occurs during the term of the Employment Agreement and within 90 days prior to a change in control, and if the termination is a Qualifying Termination and Ms. Holt reasonably demonstrates within 30 days after the change in control that the Qualifying Termination arose in connection with or in anticipation of the change in control, then the Company will:

●	pay Ms. Holt an amount equal to one times her annualized base salary, payable in a lump sum;

●	pay Ms. Holt an amount equal to one times her target annual cash incentive bonus for the calendar year in which her employment with the Company terminates, payable in a lump sum;

●	pay its share of premiums due for Ms. Holt and her eligible dependents for the first six months of coverage under COBRA if elected by Ms. Holt; and

●

pay Ms. Holt an amount equal to the value of any unvested equity-based awards held by her as of the termination date that were forfeited as of the termination date. In the case of forfeited performance-based awards, the intrinsic value shall be based on the number of shares subject to an award based on a determination by the Board of the degree to which any performance-based vesting or payment conditions will be deemed satisfied.

If Ms. Holt’s employment with the Company is terminated due to her death or disability (as defined in the Employment Agreement), then, in addition to payment of accrued but unpaid salary and benefits, Ms. Holt will be entitled to receive a pro rata portion of her target annual cash incentive award for the then-current year based on the portion of the year she was employed by the Company prior to termination.

In the event that the severance pay and other benefits provided for in the Employment Agreement or otherwise payable to Ms. Holt constitute “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by Ms. Holt of the greatest amount of benefits.

The foregoing description of the terms of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

John A. Way Amended and Restated Severance Agreement. On August 1, 2019, the Company entered into an Amended and Restated Severance Agreement (the “Way Severance Agreement”) with John A. Way, the Company’s Chief Financial Officer and Executive Vice President of Development.

The material changes from Mr. Way’s original Severance Agreement, dated December 18, 2014, are as follows:

●	As further described below, the equity vesting provisions have been revised to address the treatment of performance-based equity awards.

●	As further described below, the Way Severance Agreement now includes a “best net benefit” provision with regard to any “parachute payments” under Section 280G of the Internal Revenue Code.

●

The trigger for a voluntary resignation by Mr. Way for good reason has been revised to focus on a material reduction in Mr. Way’s total compensation, rather than a material reduction in any single component thereof.

●	The period for a termination due to disability has been increased from 90 days to 120 days.

The Way Severance Agreement provides that if the Company voluntarily terminates Mr. Way’s employment without cause (and other than as a result of his death or disability), or if he resigns for good reason (either such event being a “Qualifying Termination”), provided that Mr. Way complies with certain conditions, including execution of a general waiver and release of claims in favor of the Company, then he will be entitled to certain benefits summarized below. If Mr. Way’s employment with the Company terminates during the term of the Way Severance Agreement and prior to any change in control or after the 18-month period following a change in control (the “Transition Period”), and if the termination is a Qualifying Termination, then, subject to certain conditions:

●

the Company will pay Mr. Way an amount equal to his annualized base salary in substantially equal installments in accordance with the Company’s regular payroll practices over the 12-month period immediately following the termination date, subject to limited exceptions;

●	the Company will pay Mr. Way a pro rata cash incentive bonus amount calculated in accordance with the Way Severance Agreement, payable in a lump sum;

●	the Company will pay its share of premiums due for Mr. Way and his eligible dependents for the first 12 months of coverage under COBRA; and

●

if Mr. Way has any unvested equity-based awards as of the termination date, a pro rata portion of any unvested awards scheduled to vest on the next anniversary of the grant date will vest immediately, as calculated in accordance with the Way Severance Agreement. For performance-based awards, the number of additional shares that will vest as a result of such pro rata vesting will be determined by multiplying the total number of additional shares that would otherwise have been determined to have been earned had Mr. Way remained employed through the end of the applicable performance period by a fraction, the numerator of which is the number of days Mr. Way was employed by the Company during the performance period and the denominator of which is the number of days in the performance period.

If a change in control occurs during the term of the Way Severance Agreement and Mr. Way’s termination date occurs on the date of the change in control or during the Transition Period, and if the termination is a Qualifying Termination, then, subject to certain conditions:

●

the Company will pay Mr. Way an amount equal to his annualized base salary in substantially equal installments in accordance with the Company’s regular payroll practices over the 12-month period immediately following the termination date, subject to limited exceptions;

●

the Company will pay Mr. Way an amount equal to the sum of (i) his target annual cash incentive bonus for the calendar year in which his employment with the Company terminates plus (ii) a pro rata cash incentive bonus amount calculated in accordance with the Way Severance Agreement, payable in a lump sum;

●	the Company will pay its share of premiums due for Mr. Way and his eligible dependents for the first 12 months of coverage under COBRA; and

●

if Mr. Way has any unvested equity-based awards as of the termination date, all such unvested awards will vest immediately on Mr. Way’s termination date. In the case of performance-based awards, the number of shares subject to such accelerated vesting shall be based on a determination by the Board of the degree to which any performance-based vesting conditions will be deemed satisfied.

If Mr. Way’s termination date occurs during the term of the Way Severance Agreement and within 90 days prior to a change in control, and if the termination is a Qualifying Termination and Mr. Way reasonably demonstrates within 30 days after the change in control that the Qualifying Termination arose in connection with or in anticipation of the change in control, then, in addition to the compensation Mr. Way otherwise is entitled to receive in connection with a Qualifying Termination pursuant to the Way Severance Agreement:

●	the Company will pay Mr. Way an amount equal to his target annual cash incentive bonus for the calendar year in which his employment with the Company terminates, payable in a lump sum; and

●

the Company will pay Mr. Way an amount equal to the value of any unvested equity-based awards held by him as of the termination date that were forfeited as of the termination date. In the case of forfeited performance-based awards, the intrinsic value shall be based on the number of shares subject to an award based on a determination by the Board of the degree to which any performance-based vesting or payment conditions will be deemed satisfied.

In the event that the severance pay and other benefits provided for in the Way Severance Agreement or otherwise payable to Mr. Way constitute “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by Mr. Way of the greatest amount of benefits.

The foregoing description of the Way Severance Agreement is qualified in its entirety by reference to the full text of the Way Severance Agreement, a copy of which is filed as Exhibit 10.2 hereto, and the terms of which are incorporated by reference herein.

Form of Executive Severance Agreement. On July 29, 2019, the Compensation Committee of the Board approved a revised form of severance agreement (the “Executive Severance Agreement”) that the Company intends to enter into with the following executive officers of the Company located in the United States: Arthur R. Baker III, Chief Technology Officer; and Robert Bodor, Vice President/General Manager – Americas (each a “U.S. Executive”).

The material changes from the previous form of severance agreement are as follows:

●	As further described below, the equity vesting provisions have been revised to address the treatment of performance-based equity awards.

●	As further described below, the Executive Severance Agreement now includes a “best net benefit” provision with regard to any “parachute payments” under Section 280G of the Internal Revenue Code.

●

The trigger for a voluntary resignation by U.S. Executive for good reason has been revised to focus on a material reduction in U.S. Executive’s total compensation, rather than a material reduction in any single component thereof.

●	The period for a termination due to disability has been increased from 90 days to 120 days.

The Executive Severance Agreement provides that if the Company voluntarily terminates U.S. Executive’s employment without cause (and other than as a result of U.S. Executive’s death or disability), or if U.S. Executive resigns for good reason (either such event being a “Qualifying Termination”), provided that U.S. Executive complies with certain conditions, including execution of a general waiver and release of claims in favor of the Company, then U.S. Executive will be entitled to certain benefits summarized below. If U.S. Executive’s employment with the Company terminates during the term of the Executive Severance Agreement and prior to any change in control or after the 18-month period following a change in control (the “Transition Period”), and if the termination is a Qualifying Termination, then, subject to certain conditions:

●

the Company will pay U.S. Executive an amount equal to U.S. Executive’s annualized base salary in substantially equal installments in accordance with the Company’s regular payroll practices over the 12-month period immediately following the termination date, subject to limited exceptions;

●	the Company will pay U.S. Executive a pro rata cash incentive bonus amount calculated in accordance with the Executive Severance Agreement, payable in a lump sum;

●	the Company will pay its share of premiums due for U.S. Executive and U.S. Executive’s eligible dependents for the first 12 months of coverage under COBRA; and

●

if U.S. Executive has any unvested equity-based awards as of the termination date, a pro rata portion of any unvested awards scheduled to vest on the next anniversary of the grant date will vest immediately, as calculated in accordance with the Executive Severance Agreement. For performance-based awards, the number of additional shares that will vest as a result of such pro rata vesting will be determined by multiplying the total number of additional shares that would otherwise have been determined to have been earned had U.S. Executive remained employed through the end of the applicable performance period by a fraction, the numerator of which is the number of days U.S. Executive was employed by the Company during the performance period and the denominator of which is the number of days in the performance period.

If a change in control occurs during the term of the Executive Severance Agreement and U.S. Executive’s termination date occurs on the date of the change in control or during the Transition Period, and if the termination is a Qualifying Termination, then, subject to certain conditions:

●

the Company will pay U.S. Executive an amount equal to U.S. Executive’s annualized base salary in substantially equal installments in accordance with the Company’s regular payroll practices over the 12-month period immediately following the termination date, subject to limited exceptions;

●

the Company will pay U.S. Executive an amount equal to the sum of (i) U.S. Executive’s target annual cash incentive bonus for the calendar year in which U.S. Executive’s employment with the Company terminates plus (ii) a pro rata cash incentive bonus amount calculated in accordance with the Executive Severance Agreement, payable in a lump sum;

●	the Company will pay its share of premiums due for U.S. Executive and U.S. Executive’s eligible dependents for the first 12 months of coverage under COBRA; and

●

if U.S. Executive has any unvested equity-based awards as of the termination date, all such unvested awards will vest immediately on U.S. Executive’s termination date. In the case of performance-based awards, the number of shares subject to such accelerated vesting shall be based on a determination by the Board of the degree to which any performance-based vesting conditions will be deemed satisfied.

If U.S. Executive’s termination date occurs during the term of the Executive Severance Agreement and within 90 days prior to a change in control, and if the termination is a Qualifying Termination and U.S. Executive reasonably demonstrates within 30 days after the change in control that the Qualifying Termination arose in connection with or in anticipation of the change in control, then, in addition to the compensation U.S. Executive otherwise is entitled to receive in connection with a Qualifying Termination pursuant to the Executive Severance Agreement:

●

the Company will pay U.S. Executive an amount equal to U.S. Executive’s target annual cash incentive bonus for the calendar year in which U.S. Executive’s employment with the Company terminates, payable in a lump sum; and

●

the Company will pay U.S. Executive an amount equal to the value of any unvested equity-based awards held by him as of the termination date that were forfeited as of the termination date. In the case of forfeited performance-based awards, the intrinsic value shall be based on the number of shares subject to an award based on a determination by the Board of the degree to which any performance-based vesting or payment conditions will be deemed satisfied.

In the event that the severance pay and other benefits provided for in the Executive Severance Agreement or otherwise payable to U.S. Executive constitute “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by U.S. Executive of the greatest amount of benefits.

The foregoing description of the Executive Severance Agreement is qualified in its entirety by reference to the full text of the Executive Severance Agreement, a copy of which is attached hereto as Exhibit 99.2, and the terms of which are incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated Executive Employment Agreement, dated August 1, 2019, by and between Proto Labs, Inc. and Victoria M. Holt
10.2	Amended and Restated Severance Agreement, dated August 1, 2019, by and between Proto Labs, Inc. and John A. Way
99.1	Press release of Proto Labs, Inc. dated August 2, 2019
99.2	Form of Executive Severance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTO LABS, INC.

Date: August 2, 2019	/s/ John A. Way
John A. Way
Chief Financial Officer